Exhibit 10.22b




Dear ________:

Effective September 23, 1998, you were awarded _______ restricted shares of Ball Corporation Common Stock under the terms of the Corporation's 1997 Stock Incentive Plan. We have instructed our transfer agent, First Chicago Trust Company of New York, to issue restricted certificates in your name representing these shares. The certificates will be mailed to the Corporate Secretary's Department and will be held in the vault at Corporate Headquarters until the restrictions lapse, at which time certificates for unrestricted shares will be issued and mailed to you. You will receive quarterly an amount equal to the quarterly dividends, and you will be able to vote the shares at the annual shareholders' meetings.

This restricted  stock award reflects our Board's  commitment to incentivize the
Corporation's   senior  management  to  deliver   significant   returns  to  our
shareholders in the form of stock price appreciation.

Lapse of Restrictions Based on Performance

The restrictions will lapse in full seven years from the date of the award. The restrictions may lapse earlier than seven years from the date of the award based on achievement of performance goals for the Ball Corporation Metal Beverage Container Operations as outlined below:

Performance Goals

               ------------------------------------------------------------------------------------------------------------------
                            15-Month                                27-Month                               39-Month
                           Performance                            Performance                             Performance
                          Period Ending                          Period Ending                           Period Ending
                        December 31, 1999                      December 31, 2000                       December 31, 2001
               ------------------------------------------------------------------------------------------------------------------
Performance
Measure           Threshold            Target             Threshold           Target                Threshold         Target
---------------------------------------------------------------------------------------------------------------------------------
Cumulative
EBIT
               ------------------------------------------------------------------------------------------------------------------

Cumulative
Cash Flow
               ------------------------------------------------------------------------------------------------------------------

Depending upon actual performance for each of the Performance Periods above, restrictions may lapse at the end of each Performance Period as follows:

Percentage of Shares Released Based on
Performance During Performance Periods

               ------------------------------------------------------------------------------------------------------------------
                            15-Month                                27-Month                               39-Month
                           Performance                            Performance                             Performance
                          Period Ending                          Period Ending                           Period Ending
                        December 31, 1999                      December 31, 2000                       December 31, 2001
                        -----------------                      -----------------                       -----------------
                        Performance Level                      Performance Level                       Performance Level
               ------------------------------------------------------------------------------------------------------------------
Percent of
Shares
Released          Threshold            Target             Threshold           Target                Threshold         Target
---------------------------------------------------------------------------------------------------------------------------------
Based upon
  Cumulative
  EBIT
                   zero to               13%                zero to            32.5%*                zero to            65%*
               ------------------------------------------------------------------------------------------------------------------

Based upon
  Cumulative
  Cash Flow        zero to                7%                zero to            17.5%*                zero to            35%*
               ------------------------------------------------------------------------------------------------------------------


*Minus the number of shares, if any, previously released pursuant to this award.

For each Performance Period, if actual performance under each measure is greater than Threshold Performance, but is less than Target Performance, restrictions shall lapse and restricted shares shall be released pursuant to the table above determined on a straight line interpolation between Threshold Performance and Target Performance levels.

Three Performance Periods Defined:

The term "Performance Period' means the Fifteen-Month Performance Period, the Twenty Seven-Month Performance Period, or the Thirty Nine-Month Performance Period, as applicable and as follows:

         The term "Fifteen-Month Performance Period" means the period that begins on October 1, 1998, and ends on December 31, 1999.

         The term "Twenty Seven-Month Performance Period" means the period that begins on October 1, 1998, and ends on December 31, 2000.

         The term "Thirty Nine-Month Performance Period" means the period that begins on October 1, 1998, and ends on December 31, 2001.

Cumulative EBIT and Cash Flow Defined.

"Cumulative EBIT" means, with respect to any Performance Period, the cumulative revenues of the Corporation's Metal Beverage Container operations for such Performance Period minus the cumulative expenses of the Corporation's Metal Beverage Container operations for such Performance Period (including, without limitation, expenses for this Agreement and any other similar or dissimilar compensation arrangement), excluding interest expense and provisions for taxes based on income and without giving effect to any extraordinary gains or losses, or gains or losses from sales of assets other than inventory sold in the ordinary course of business, all as determined in accordance with generally accepted accounting principles and as included in the audited financial statements of the Corporation and its consolidated subsidiaries for such Performance Period.

"Cumulative Cash Flow" means, with respect to any Performance Period, Cumulative EBIT for such Performance Period with the following additions and deductions: a) add an amount equal to the cumulative charges for depreciation and amortization of the Corporation's Metal Beverage Container operations for such Performance Period, and b) add an amount equal to the cumulative decreases in year-end working capital of the Corporation's Metal Beverage Container operations in such Performance Period, and c) deduct an amount equal to the cumulative capital expenditures of the Corporation's Metal Beverage Container operations for such Performance Period, and d) deduct an amount equal to the cumulative increases in year-end working capital of the Corporation's Metal Beverage Container operations in such Performance Period, all as determined in accordance with generally accepted accounting principles and as included in the audited financial statements of the Corporation and its consolidated subsidiaries for such Performance Period. For purposes of b. and d. above, working capital means current assets minus current liabilities, and any increase or decrease in year-end working capital shall be measured from the most recent previous December 31, except that any increase or decrease in such working capital during the period ending December 31, 1998, shall be measured from September 30, 1998.

Termination of Employment

If your employment with Ball Corporation terminates for any reason, except as noted below, during the 39-month Performance Period from October 1, 1998, to December 31, 2001, the number of restricted shares awarded to you will be reduced ratably. The basis of reduction will be the total number of restricted shares multiplied by the total number of full months served during the above-referenced Performance Period divided by 39. If you are retirement eligible when your employment with the Corporation terminates, the restricted shares ratably earned as of the date of your retirement will continue to have restrictions lapse according to the terms specified above so long as you do not compete with Ball Corporation by accepting employment with Crown Cork and Seal, American National Can or Metal Container Corporation. In the event that you do compete as outlined above, your rights to the shares that are still subject to restrictions as of the date you commence such employment or consultancy shall terminate on such commencement without payment of consideration by the Corporation.

If you are terminated from employment during the 39-month Performance Period for "Cause" or if your employment with the Corporation terminates for any reason (except death or disability) before you are retirement eligible, your rights to the shares still subject to restrictions as of your termination date shall terminate without payment of consideration by the Corporation.

If you die or become disabled while still an active employee of the Corporation, the shares ratably earned as of the date of your death or disability will continue to have restrictions lapse according to the terms specified above, and rights pass to those shares by will or by the applicable laws of descent and distribution.

Congratulations on your selection and for accepting the challenge represented by this restricted stock award.

Sincerely,